Exhibit 99.1

SEPARATION AGREEMENT AND RELEASE

THIS SEPARATION AGREEMENT AND RELEASE (“Agreement”) is hereby voluntarily entered into on the 21st day of January, 2015 (“Effective Date”) by and between COSÌ, INC., a Delaware corporation (the “Company”), and SCOTT CARLOCK (“Mr. Carlock”), an individual residing in the State of Indiana.

Mr. Carlock and the Company agree as follows:

1. Separation of Employment.  Mr. Carlock’s employment with the Company will terminate on January 21, 2015 (the “Separation Date”).  Mr. Carlock will be paid his pro-rated bi-weekly salary through the Separation Date, less applicable withholding taxes and deductions.  Insurance coverage, if in effect on the Separation Date, will remain in effect through the end of the month during which the Separation Date occurs.  At his election, Mr. Carlock was not participating in the Company’s medical insurance plan as of the Separation Date.  In addition, the Company will pay to Mr. Carlock vacation accrued as of the effective termination date but not yet paid, if any. Accrued but unpaid vacation as of the Separation Date.

2. Severance Consideration.  Provided that Mr. Carlock returns to Kate Shehan, V. P. Human Resources, and does not revoke, this Agreement, and subject to the other terms and conditions of this Agreement, the Company agrees to provide to Mr. Carlock after the Separation Date the additional compensation set forth below:

(a) Gross payments equal to SIXTY-FOUR THOUSAND SIX HUNDRED FIFTEEN AND 36/100 U.S. DOLLARS (US$64,615.36), which is equivalent to sixteen (16) weeks of Mr. Carlock’s gross base salary, to be paid less applicable withholding taxes and deductions, in bi-weekly installments similar to the Company’s payroll practices.

(b) The Company shall pay for five (5) additional hours of time with the executive coach with whom Mr. Carlock has been working, which hours will be used from and after the Separation Date at Mr. Carlock’s discretion.

(c) Mr. Carlock shall receive the consideration set forth above in this Section 2 commencing with the Company’s next regularly scheduled pay date after the revocation period has expired.

(d) Mr. Carlock_acknowledges that the consideration set forth in this Section 2 is adequate to support his promises contained herein and that Mr. Carlock would not be receiving the consideration but for his execution of this Agreement.  Mr. Carlock further acknowledges that the consideration in this Section 2 is more than he would otherwise be entitled to receive.

3. Release and Covenant Not To Sue.

(a) In exchange for the consideration set forth in Section 2 above, Mr. Carlock waives all claims and agrees that he will not file a lawsuit against the Company and any legally affiliated entities, including each of their respective parents, subsidiaries, divisions, partners, joint venturers, sister entities and, as intended third-party beneficiaries, each of their respective predecessors, successors, heirs, and assigns, and each of their past, present and future directors, officers, members, agents, attorneys, employees, representatives, trustees, administrators, fiduciaries and insurers, jointly and severally, in their individual, fiduciary and corporate capacities (individually and collectively referred to as the “Released Parties”).

(b) Further, Mr. Carlock hereby fully, finally and unconditionally releases, forever discharges and, except as allowed by law, covenants not to file a lawsuit against the Released Parties from and for any and all lawsuits, claims for monetary or equitable relief, liabilities personal injuries, demands, debts, liens, damages, costs, grievances, and injuries all of any nature whatsoever, known or unknown, whether related or unrelated to Mr. Carlock’s employment, accruing prior to the execution by Mr. Carlock of this Agreement.  The aforementioned also means Mr. Carlock waives any right to any form of recovery, compensation or other remedy in any action or charge brought by Mr. Carlock or on Mr. Carlock’s behalf.

(c) Without limiting the foregoing terms, this Agreement specifically includes all claims under the Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act, as well as all claims of any tort, personal injury, wrongful termination, breach of contract, retaliation, discrimination, disparate treatment, and any and all claims arising under any federal, state or local constitution, statute, regulation, rule, ordinance, order, public policy, contract or common law.

(d) In addition to releasing the above causes of action, this Agreement specifically includes and waives Mr. Carlock’s claims to any and all equitable and legal relief, including any claim for attorneys’ fees and costs.  Mr. Carlock is not a prevailing party under any state or federal law.

(e) The above release shall operate as a general release and covenant not to sue and means that Mr. Carlock will not file a lawsuit against the Released Parties nor in any way accept any monetary or other remedy.  Mr. Carlock waives any right to any monetary recovery should any federal, state or local administrative agency pursue any claims on Mr. Carlock’s behalf arising out or related to Mr. Carlock’s employment or termination of employment with the Company.  Mr. Carlock acknowledges that Mr. Carlock has not suffered any on-the-job injury or condition for which Mr. Carlock has not already filed a claim.

(f) The above release and covenant not to sue is not a bar to Mr. Carlock’s right to challenge the validity of the waiver of right and claims under the Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act.

4. Medicare and Social Security.  Mr. Carlock hereby warrants and represents that Mr. Carlock presently is not, nor has Mr. Carlock ever been enrolled in Medicare Part A or Part B or applied for such benefits, and that Mr. Carlock has no claim for Social Security Disability benefits nor is Mr. Carlock appealing or re-filing for Social Security Disability benefits.  Mr. Carlock further warrants and represents that Mr. Carlock did not incur any physical injuries or receive medical care arising from or related to any of the claims released by this Agreement.  Mr. Carlock also warrants and represents that Medicare has not made any payments to or on behalf of Mr. Carlock, nor has Mr. Carlock made any claims to Medicare for payments of any medical bills, invoices, fees or costs.  Mr. Carlock agrees to indemnify and hold the Company and the Released Parties harmless from (a) any claims of, or rights of recovery by Medicare and/or persons or entities acting on behalf of Medicare as a result of any undisclosed prior payment or any future payment by Medicare for or on behalf of Mr. Carlock, and (b) all claims and demands for penalties based upon any failure to report the settlement payment, late reporting, or other alleged violation of Section 111 of the Medicare, Medicaid and SCHIP Extension Act that is based in whole or in part upon late, inaccurate, or inadequate information provided to the Company by Mr. Carlock.  Mr. Carlock agrees to hold harmless the Company and the Released Parties from and/or for any loss of Medicare benefits or

Social Security benefits (including Social Security Disability) Mr.  Carlock may sustain as a result of this Agreement.

5. Return of Company Materials.  By signing this Agreement, Mr. Carlock certifies to the Company that all confidential and proprietary information and other property of the Company in Mr. Carlock’s control or possession, in any media or format whatsoever, including, without limitation, marketing plans, marketing materials, financial information, recipes, product specifications, vendor/supplier lists, vendor/supplier pricing, the Company’s pricing strategy, gross margins, budgets, business plans, files, customer lists, franchisee lists, training materials, catering materials, keys, key cards, security codes, laptop computer, blackberry, cell phone, key or zip drives or similar devices, and any other equipment, materials, and information of the Company, have been returned to the Company, or shall be returned to the Company within five (5) days of the Separation Date, and that all electronic data and/or other information of the Company stored in electronic form or media have been deleted or destroyed.  At the Company’s request, Mr. Carlock agrees to certify in writing to the Company that he has complied with the requirements of this Section 5.  Mr. Carlock shall maintain in confidence and not disclose or use, or allow any third party to use, the Company’s confidential and proprietary or trade secret information, and Mr. Carlock agrees that doing so would result in unfair competition against the Company.  Mr. Carlock further agrees that the terms and provisions of the Confidentiality and Non-Compete Agreement entered into with the Company upon his employment continue in full force and effect in accordance with its terms following the Separation Date.

6. No Admission.  This Agreement shall not be construed as an admission by either party of any:  (a) wrongdoing or liability; (b) breach of any agreement; (c) violation of a statute, law or regulation; or (d) waiver of defenses as to those matters within the scope of this Agreement.  Mr. Carlock is not aware of any facts that would give rise to a claim of age or any other discrimination.

7. Waiver of Reinstatement.  Mr. Carlock waives any right to reinstatement or future employment with the Company, or any related or successor company, following Mr. Carlock’s separation from the Company on the Separation Date.

8. No Disclosure of Terms of Agreement.  Except as otherwise required by law, Mr. Carlock agrees that neither he nor his attorneys or agents will disclose the terms of this Agreement to anyone except Mr. Carlock’s attorneys, tax advisors, immediate family and governmental agencies, and that such persons, except for governmental agencies, shall be told that the information must be kept confidential.  Mr. Carlock represents further that in negotiating the terms of this Agreement, Mr. Carlock has not already disclosed the proposed terms to any such third-parties.

9. No Pending Claims.  Mr. Carlock acknowledges that the Agreement is also a settlement of all pending claims against the Released Parties and Mr. Carlock has withdrawn or had dismissed with prejudice any such claims that were pending before any court, agency or other person or entity.  Further, Mr. Carlock understands that the Released Parties’ obligations under this Agreement are conditioned on this representation.

10. No Disparagement.

(a) Mr. Carlock will not make comments to the general public, customers, franchisees, employees, media or other private persons or entities that disparage the Company’s operations, products, or qualification of personnel, franchisees, the Released Parties, or defame, slander or libel any of the Company’s current or former parent entities, subsidiaries, divisions, affiliates, agents, employees, officers, administrators, representatives, members, or franchisees, and will not engage in any communications or other conduct which might interfere with the relationship between the Company and its current, former or prospective employees, customers, suppliers, franchisees, and/or any other persons or entities, and/or the franchisee and its current, former or prospective employees, customers, suppliers, and/or any other persons or entities.

(b) The Company will direct its senior officers, in their capacity as employees of the Company, not to make false, disparaging or derogatory statements about Mr. Carlock or Mr. Carlock’s job performance, work product or employment with the Company.

11. Reserved.

12. Cooperation.  Mr. Carlock agrees to cooperate reasonably with the Company and its counsel in regard to any litigation, investigation, or similar action presently pending or subsequently initiated involving matters of which Mr. Carlock has knowledge as a result of Mr. Carlock’s employment with the Company.  Such reasonable cooperation shall consist of Mr. Carlock making himself available at reasonable times for consultation with officers of the Company and its counsel and for depositions or other similar activity.  Mr. Carlock shall not receive any additional compensation for rendering such assistance.  The Company shall pay or reimburse Mr. Carlock, as determined by the Company, for reasonable costs of travel and travel-related expenses incurred by Mr. Carlock in connection with any such cooperation and assistance provided that Mr. Carlock shall contact the Company promptly upon notice to coordinate travel arrangements prior to incurring any such costs and expenses and shall promptly submit to the Company receipts and documentation for such costs and expenses.

13. Complete Agreement; Severability.  Mr. Carlock and the Company understand that this Agreement, other than the Confidentiality and Non-Compete Agreement entered into upon his employment and any other confidentiality, non-disclosure and invention agreements (collectively, the “Confidentiality Agreement”) entered into between Mr. Carlock and the Company during his employment, sets forth all of the terms and conditions of the agreement between the parties and that, in signing this Agreement, Mr. Carlock and the Company cannot rely and have not relied upon any prior verbal statement regarding the subject matter, basis or effect of this Agreement, and that all clarifications of, or modifications and/or amendments to this Agreement must be in writing and signed by Mr. Carlock and an authorized officer of the Company.  This Agreement supersedes any and all prior agreements, understandings and communications between the parties (other than the Confidentiality Agreement).  Those terms of the Confidentiality Agreement which are intended to survive termination of Mr. Carlock’s employment shall so survive.

14. Neutral Construction.  The language of all parts of this Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either of the parties.

15. Severability.  The provisions of this Agreement are severable.  In the event any provisions, or parts of any provisions, of this Agreement are found to be unenforceable, the remaining provisions of this Agreement will, at the Company’s discretion, remain enforceable.

16. Time to Consider Agreement.  Mr. Carlock acknowledges that he has been provided a period of twenty-one (21) days within which to consider and sign this Agreement (the “consideration period”) and return it to the Company.  However, Mr. Carlock is not required to wait twenty-one (21) days to sign this Agreement if he chooses not to do so.  This offer automatically expires on the twenty-second (22nd) day without the Company having to take any action.  Mr. Carlock has seven (7) days to revoke this Agreement after signing (the “revocation period”).  Such revocation must be sent via email, fax, or hand delivery to Kate Shehan by fax: (847) 580-4964 or email at kshehan@getcosi.com or hand delivery at 294 Washington Street, Suite 510, Boston, Massachusetts 02108, by 11:59 p.m. on the seventh (7th) day after Mr. Carlock’s signature page is received by the Company.  No payments will issue until the revocation period has expired, and this Agreement is not enforceable until the revocation period has expired.

17. Attorneys’ Fees and Costs.  In addition to releasing the causes of action, this Agreement includes and extinguishes all claims Mr. Carlock may have for equitable and legal relief and attorneys’ fees and costs.  Moreover, Mr. Carlock specifically intends and agrees that this Agreement fully contemplates all claims for attorneys’ fees and costs, and hereby waives, compromises, releases and discharges any such claims.

18. Right to Counsel.  Mr. Carlock is hereby advised in writing that has the right to consult with an attorney before signing this Agreement.

☒	I acknowledge my right to have counsel review, but I elect not to have counsel review this Agreement

SC Initials

□	I elected to have counsel review this Agreement. My Counsel is _______________________________________________________________ __________________________________________.
(name, address, phone and email of Counsel)

________ Initials

After consultation with counsel, I understand that the Company has met all legal requirements for the waiver of claims.

________ Initials

19. Binding Effect / Applicable Law.  This Agreement and the obligations arising under it shall be governed by and construed under the laws of the State of Delaware, without reference to the principles of conflict of laws.  This Agreement shall be binding upon the parties and their respective heirs, executors, administrators, successors and assigns.

20. Acknowledgement.  Mr. Carlock has completely read this Agreement and acknowledges that it is written in a manner calculated to be understood by Mr. Carlock.  Mr. Carlock fully understands its terms and contents, including the rights and obligations under this Agreement, and Mr. Carlock freely, voluntarily and without coercion, enters into this Agreement.  Mr. Carlock agrees and acknowledges that Mr. Carlock has been advised to consult with an attorney and/or other advisors of his choice before signing this Agreement.  Further, Mr. Carlock understands that this Agreement is legally binding and by executing this Agreement he waives certain rights.

21. Counterparts; Facsimile.  This Agreement may be signed in counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument; provided, however, that this Agreement shall be of no force and effect until signed by both parties.  Signature by facsimile or other similar electronic transmission shall have the same force and effect as an original signature.

PLEASE READ CAREFULLY.  THIS DOCUMENT CONTAINS A
RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS,
TO THE FULLEST EXTENT ALLOWED BY LAW.

MR. CARLOCK:	COSI, INC., a Delaware corporation

/s/ Scott Carlock	By: /s/ Kate Shehan
Employee Signature
Name: Kate Shehan

Name: SCOTT CARLOCK	Title: Vice President, Human Resources

Date: 01/21/2015	Date: 01/21/2015

Address for Notices and Other Communications Under this Agreement:	Address for Notices and other Communications Under this Agreement:

______________________________________________________	Cosi Inc.
______________________________________________________	294 Washington Street, Suite 510
______________________________________________________	Boston, MA 02108
Attn: Kate Shehan, VP HR
Email: kate.shehan@getcosi.com
Tel:___________________________________________________
Cell:___________________________________________________	With a copy to:
Email:__________________________________________________
Vicki Baue
Email: vbaue@getcosi.com
Fax: (847) 580-4964